UBS Select Prime Preferred Fund UBS Select Tax-Free Preferred Fund Supplement to the Prospectus Dated August 28, 2009 January 29, 2010 Dear Investor:

This prospectus supplement updates and revises certain information contained in a prior prospectus supplement dated December 16, 2009. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided (1) to voluntarily continue waiving an additional portion of its management fee with respect to UBS Select Prime Preferred Fund and (2) to extend the time period over which a current voluntarily management fee waiver will be phased out for UBS Select Tax-Free Preferred Fund as described below:

•	UBS Select Prime Preferred Fund – The voluntary additional fee waiver of 0.06% announced on December 16, 2009, had been scheduled to expire during the first week of February; however, a portion of it is being extended as follows. The 0.06% waiver will be reduced by 0.01% per week during the first three weeks of February until it is at 0.03%. It will continue at the 0.03% level until February 28, 2010, at which point it will be gradually phased out over three weeks by being reduced by 0.01% per week, until this additional waiver fully expires (unless further extended). As a result, the second to last note to the “Expenses and fee tables” on page 5 of the prospectus is replaced with the following:

† The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its administrative fees so that the total ordinary operating expenses of the fund through August 31, 2010, do not exceed 0.14%. In addition, (1) effective December 16, 2009, through January 31, 2010, UBS Global AM will voluntarily waive an extra 0.06% of its management fees (comprised of the remaining 0.04% of the administrative fee as well as 0.02% of the management fee imposed at the master fund level) and (2) effective February 1, 2010, the preceding 0.06% waiver will be reduced by 0.01% per week during the first three weeks of February until it is at 0.03%; it will continue at the 0.03% level until February 28, 2010, at which point it will be gradually phased out over three weeks by being reduced by 0.01% per week, until the additional waiver expires at the end of the third week in March 2010. As a result, the total ordinary annual fund operating expenses will be reduced to 0.08% through January 31, 2010, at which point the gradual phasing out of the aforementioned fee waivers will result in such expenses gradually increasing to 0.11% towards the end of the third week of February 2010, at which point the expense ratio would plateau at 0.11% until February 28, 2010, after which it would phase out at the rate of 0.01% per week, until the additional waiver fully expires.

•	UBS Select Tax-Free Preferred Fund – The voluntary additional 0.06% fee waiver announced on December 16, 2009, will be phased out over several weeks, declining by 0.01% per week. That is, the waiver will decline 0.01% each week beginning February 1, 2010, and fully expire by the end of the first week of March 2010. As a result, the second to last note to the “Expenses and fee tables” on page 17 of the prospectus is replaced with the following:

† The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its administrative fees so that the total ordinary operating expenses of the fund through August 31, 2010, do not exceed 0.14%. In addition, effective December 16, 2009, through January 31, 2010, UBS Global AM will voluntarily waive an extra 0.06% of its management fees (comprised of the remaining 0.04% of the administrative fee as well as 0.02% of the management fee imposed at the master fund level). As a result, the total ordinary annual fund operating expenses will be reduced to 0.08% through January 31, 2010, at which point the extra voluntary waivers would be phased out over several weeks at the rate of 0.01% per week, and fully expire by the end of the first week of March 2010.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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